                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 2, 2002
                                                         ------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                    13-0853260
   -----------------------------------            -----------------------------
      (STATE OR OTHER JURISDICTION                      (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)

       115 RIVER ROAD, BUILDING 10
          EDGEWATER, NEW JERSEY                               07020
   -----------------------------------                    --------------
          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          ----------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         Hanover Direct, Inc. (the "Company") has announced the appointment of Mr. Brian C. Harriss as Executive Vice President - Human Resources and Legal and Secretary effective December 2, 2002, following the recent resignation of Charles F. Messina as Executive Vice President, Chief Administrative Officer and Secretary of the Company, effective September 27, 2002. Mr. Harriss, the former Executive Vice President and Chief Financial Officer of the Company, will continue to serve in his current role as Executive Advisor to the Chairman until December 2, 2002.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HANOVER DIRECT, INC.
                                     -----------------------------------------
                                             (Registrant)

October 2, 2002                      By:     /S/ Edward M. Lambert
                                     -----------------------------------------
                                     Name:  Edward M. Lambert
                                     Title:    Executive Vice President and
                                               Chief Financial Officer